SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2006

Limited Brands, Inc.
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway
Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

   Item 1.01. Entry into a Material Definitive Agreement

On November 15, 2006, Limited Brands, Inc. (“Limited Brands”) entered into a definitive Support Agreement (the “Support Agreement”) with La Senza Corporation (“La Senza”) and MOS Maple Acquisition Corp., an indirect wholly-owned subsidiary of Limited Brands (“Bidco”). The Support Agreement provides that, upon the terms and subject to the conditions set forth therein, Bidco will commence a cash tender offer (the “Offer”) for all of the outstanding subordinate voting shares (“SV Shares”) of La Senza at an offer price of CDN $48.25 per SV Share to be paid in cash.

The Offer is subject to certain conditions, including the approval of the Canadian Competition Bureau, and the valid tender to Bidco under the Offer of at least 66 % of the issued and outstanding SV Shares on a fully-diluted basis.

In connection with the Offer, Limited Brands and Bidco have entered into a definitive Lock-Up Agreement (the “Lock-Up Agreement”) with certain shareholders of La Senza (the “Supporting Shareholders”). The Lock-Up Agreement provides that, upon the terms and subject to the conditions set forth therein, the Supporting Shareholders will support the Offer and irrevocably agree to tender to Bidco under the Offer all of their SV Shares.

A copy of the Support Agreement is attached hereto as Exhibit 1.01 and is incorporated herein by reference. A copy of the press release issued by Limited Brands on November 15, 2006 concerning the transaction is filed herewith as Exhibit 1.02 and is incorporated herein by reference.

All forward-looking statements made by Limited Brands involve material risks and uncertainties and are subject to change based on various important factors which may be beyond Limited Brands’ control. Accordingly, the forward-looking statement relating to the completion of the tender offer contemplated by the Support Agreement is subject to risks and uncertainties that could delay or prevent the completion of the tender offer, including the satisfaction of the conditions set forth in the Support Agreement and the risks and uncertainties outlined in the Offering Circular that will be mailed to the shareholders of La Senza. The Company does not undertake to publicly update or revise forward-looking statements.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

The following information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure”, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 15, 2006, Limited Brands disseminated an investor presentation relating to the acquisition of La Senza. A copy of the investor presentation is attached hereto as Exhibit 1.03 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

1.01	Support Agreement dated November 15, 2006 among Limited Brands, Inc., La Senza Corporation and MOS Maple Acquisition Corp.

1.02	Press Release dated November 15, 2006

1.03	Investor Presentation dated November 15, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date:	November 16, 2006	By:		/s/ Douglas L. Williams

			Name:	Douglas L. Williams
			Title:	Senior Vice President and
General Counsel